PHOENIX VALUE EQUITY FUND
                          PHOENIX SMALL CAP VALUE FUND
                      Supplement dated November 5, 1997 to
                        Prospectus dated November 5, 1997


Dealer Concessions

The following paragraph should be inserted under the heading "Dealer Concessions" on page 16 of the Prospectus.

         In connection with aggregate purchases (net of redemptions) of any combination of Classes of Shares of the following Funds between November 5, 1997 and December 31, 1997, Equity Planning may pay participating broker/dealers, out of its profits and resources, an additional dealer discount or sales commission equal to 0.50% of the purchase price. This fee does not apply to shares purchased through non-commissionable exchanges.



                             Phoenix-Engemann Funds:
[Bullet] Growth Fund                     [Bullet] Nifty Fifty Fund
[Bullet] Balanced Return Fund            [Bullet] Global Growth Fund
[Bullet] Small & Mid-Cap Growth Fund     [Bullet] Value 25 Fund

                                 Phoenix Funds:
[Bullet] Phoenix Core Equity Fund        [Bullet] Phoenix Growth and Income Fund
[Bullet] Phoenix Value Equity Fund       [Bullet] Phoenix Small Cap Value Fund*

*Note: Phoenix Small Cap Value Fund will not accept investor applications or purchases prior to November 20, 1997.